UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 14-A

                Proxy Statement Pursuant to Section 14(a) of the
                    Securities Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for the use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                           BLUE DOLPHIN ENERGY COMPANY
--------------------------------------------------------------------------------
                (Name of registrant as specified in its charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11
    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                           BLUE DOLPHIN ENERGY COMPANY
                             801 TRAVIS, SUITE 2100
                              HOUSTON, TEXAS 77002


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 18, 2000

To the Stockholders of
Blue Dolphin Energy Company:

      You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Blue Dolphin Energy Company (the "Company") to be held in Houston, Texas, on May 18, 2000, at 10:00 a.m., Central Daylight Time, at the Company's principal executive offices, 801 Travis, Suite 2100, Houston, Texas, for the following purposes:

    1. To elect four directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified, or until their earlier resignation or removal;

    2.  To approve the Company's 2000 Stock Incentive Plan; and

    3. To transact such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

Stockholders of record at the close of business on March 23, 2000, are entitled to notice of, and to vote at, the Annual Meeting, or any adjournment or postponement thereof.

      Your vote is important. Since many stockholders are not able to attend the Annual Meeting, we request that you indicate your vote as to the matters to be acted upon at the Annual Meeting and sign, date and mail promptly the enclosed proxy in the enclosed stamped return envelope provided.

                        For the Board of Directors


                        /s/ MICHAEL J. JACOBSON
                            MICHAEL J. JACOBSON,
                            President and Chief Executive Officer

Houston, Texas
April 20, 2000

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.

                           BLUE DOLPHIN ENERGY COMPANY
                             801 TRAVIS, SUITE 2100
                              HOUSTON, TEXAS 77002

                                 PROXY STATEMENT

                                   ---------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 18, 2000

                                   ---------

      This Proxy Statement is being furnished to the stockholders in connection with the solicitation of proxies by the Board of Directors of Blue Dolphin Energy Company, a Delaware corporation (the "Company"), from holders of its Common Stock, $.01 par value per share ("Common Stock") for use at the 2000 Annual Meeting of Stockholders or at any adjournment or postponement thereof (such meeting and any adjournment or postponement thereof is referred to herein as the "Annual Meeting"). The Annual Meeting is to be held on May 18, 2000, at 10:00 a.m., Central Daylight Time, at the Company's principal executive offices, 801 Travis, Suite 2100, Houston, Texas, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice").

      This Proxy Statement, and the accompanying Notice and form of proxy, are first being mailed to stockholders on or about April 20, 2000 along with the Annual Report to Stockholders for the year ended December 31, 1999.

      Proxies will be solicited primarily by mail, but directors, officers and other employees of the Company may also solicit proxies in person or by telephone in the ordinary course of business for which they will not be compensated. Arrangements may be made with brokerage houses or other custodians, nominees, and fiduciaries to send proxy material to the beneficial owners of the Common Stock and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection there in. All costs of this solicitation will be borne by the Company.



                                     VOTING

      At the Annual Meeting, stockholders will be asked (i) to consider and vote upon the election of four persons to serve on the Board of Directors of the company; (ii) to consider and approve the Company's 2000 Stock Incentive Plan (The "Plan") and (iii) to consider and take action upon such other matters as may properly come before the Annual Meeting.

      All shares of the Common Stock, represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated with respect to any shares for which properly executed proxies have been received and which are eligible to vote, such proxies will be voted "FOR" all nominees for election to the Board of Directors and "FOR" approval of the Plan. The Board of Directors of the Company does not know of any other matters to be brought before the

Annual Meeting. If any other matters are properly presented at the Annual Meeting for action, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment as to the best interest of the Company.

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by any of the following actions:

         o  by providing written notice of revocation to the Company:

         o  delivering to the Company a signed proxy of a later date: or

         o  voting in person at the Annual Meeting.

      Any written notice revoking a proxy should be sent to the Secretary of the Company at the Company's principal executive offices, 801 Travis, Suite 2100, Houston, Texas 77002.

      The Board of Directors has fixed the close of business on March 23, 2000, as the record date (the "Record Date"), for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. A complete list of stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder during normal business hours for a period of ten days prior to the Annual Meeting at the Company's principal executive offices, 801 Travis, Suite 2100, Houston, Texas. As of March 23, 2000, there were outstanding 5,950,880 shares of Common Stock. Stockholders will be entitled to one vote per share of Common Stock held of record on the Record Date on each matter presented at the Annual Meeting. The holders of a majority of the total shares of Common Stock issued and outstanding, whether present in person or represented by proxies, will constitute a quorum for the transaction of business at the Annual Meeting.

                              ELECTION OF DIRECTORS

      The Bylaws of the Company provide that the number of members of the Board of Directors, currently four members, shall be determined by the Board of Directors. The members of the Board of Directors serve one year terms. A plurality of the votes cast by the stockholders present and entitled to vote at the Annual Meeting, in person or by proxy, is necessary for the election of Directors. Accordingly, an abstention will have no effect on the election of directors. Shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on the election of directors.

NOMINEES

      Messrs. Michael S. Chadwick, Harris A. Kaffie, Daniel B. Porter and Ivar Siem (the "Nominees") have been nominated by the Board of Directors to serve as Directors until the next annual meeting of stockholders, or in each case, until their successors have been duly elected and qualified, or until their earlier resignation or removal. Each is currently a Director of the Company. Each Nominee has consented to be nominated and has expressed his intention to serve if elected. The Board of Directors has no reason to believe that any of the Nominees will be unable or unwilling to serve if elected. However, should any Nominee become unable or unwilling to serve as a Director at the time of the Annual Meeting, the person or persons exercising the proxies will vote for the election of a substitute nominee designated by the Board of Directors.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES.

                         NOMINEES AND EXECUTIVE OFFICERS

      The following table provides information with respect to the Nominees, each of whom is currently a Director, and the executive officers of the Company.


                                                               POSITION
           NAME                  AGE  POSITION                HELD SINCE
           ----                  ---  --------                ----------
           Ivar Siem              53  Chairman of the Board      1989
           Michael S. Chadwick    48  Director                   1992
           Harris A. Kaffie       50  Director                   1989
           Daniel B. Porter       43  Director                   1989
           Michael J. Jacobson    53  President and Chief        1990
                                      Executive Officer
           Roland B. Keller       61  Executive Vice President   1990
           John P. Atwood         48  Vice President             1998
           G. Brian Lloyd         41  Vice President, Treasurer  1989
                                      and Secretary



      The following is a brief description of the background and principal occupation of each Nominee and executive officer:

          IVAR SIEM - Chairman of the Board of Directors - Mr. Siem is currently a member of the Board of Directors of Avenir A/S, Siem Industries, Greywolf Inc. and DSND ASA. Since 1995, he has served on the Board of Directors of Greywolf Inc., during which time he served as Chairman from 1995 to 1998 and interim President in 1995 during its restructuring. Since 1985, he has been an international consultant in energy, technology and finance. He has served as a Director of Business Development for Norwegian Petroleum Consultants and as an independent consultant to the oil and gas exploration and production industry based in London, England. Mr. Siem holds a Bachelor of Science Degree in Mechanical Engineering from the University of California, Berkeley, and has completed an executive MBA program at Amos Tuck School of Business, Dartmouth University. Since October 1999, Mr. Siem has served as a Director of American Resources Offshore, Inc., and since December 1999 he has served as President of ARO, at which time ARO became a 75% owned subsidiary of the Company.

          MICHAEL S. CHADWICK - Director - Mr. Chadwick has been engaged in the commercial and investment banking business since 1975. From 1988 to July 1994, Mr. Chadwick was President of Chadwick, Chambers & Associates, Inc., a private merchant and investment banking firm in Houston, Texas, which he founded in 1988. In August 1994, Mr. Chadwick joined Sanders Morris Mundy now known as Sanders Morris Harris, an investment banking and financial advisory firm, as Senior Vice President and a Managing Director in the Corporate Finance Department. Mr. Chadwick holds a Bachelor of Arts Degree in Economics from the University of Texas at Austin and a Master of Business Administration Degree from Southern Methodist University.


          HARRIS A. KAFFIE - Director - Mr. Kaffie has been a partner in Kaffie Brothers, a real estate, farming and ranching company, and has held this position for more than five years. He currently serves as an Advisory Director of Nations Bank Corpus Christi, Director of KBK Capital Corporation and Director of CCNG, Inc., the General Partner of Corpus Christi Natural Gas Company, L.P., a privately-held company which owns and operates natural gas pipelines and processing facilities, and is engaged in the marketing of natural gas. Mr. Kaffie received a Bachelor of Business Administration Degree from Southern Methodist University in 1972.

          DANIEL B. PORTER - Director - Mr. Porter is the Chairman and Chief Executive Officer of CCNG, Inc., a privately-held natural gas pipeline and marketing company, and has held this position for more than five years . Mr. Porter received a Bachelor of Science Degree in Marketing from the University of Houston in 1979.

          MICHAEL J. JACOBSON - President and Chief Executive Officer - Mr. Jacobson has been associated with the energy industry since 1968, serving in various senior management capacities since 1980. He served as Senior Vice President and Chief Financial and Administrative Officer for Creole International, Inc. and it's subsidiaries, international providers of engineering and technical services to the energy sector, as well as Vice President of Operations for the parent holding company, from 1985 until joining the Company in January 1990. He has also served as Vice President and Chief Financial Officer of Volvo Petroleum, Inc., and for certain Fred. Olsen oil and gas interests. Mr. Jacobson began his career with Shell Oil Company, where he served in various analytical and management capacities in the exploration and production organization during the period 1968 through 1974. He has been a member of several Boards of Directors, including Volvo Petroleum, Inc., W.L. Somner Company, Inc., and Flagstaff Corporation. Mr. Jacobson holds a Bachelor of Science Degree in Finance from the University of Colorado. Mr. Jacobson has served as President and Chief Executive Officer of the Company since January 1990. Since October 1999, Mr. Jacobson has served as a Director of ARO.

          ROLAND B. KELLER - Executive Vice President - Exploration and Development - Mr. Keller has been associated with the energy industry since 1962, serving in senior management capacities since 1976. Prior to joining the Company in 1990, he served as Senior Vice President - Exploration for Sandefer Oil and Gas Company, an independent oil and gas company from 1982. He served as Vice President - Exploration and Production for Volvo Petroleum, Inc., from 1980 to 1982, and Vice President and Division Manager for Florida Exploration Co., from 1976 to 1980. Mr. Keller began his career with Amoco Production Co., serving in various technical and management capacities from 1962 through 1976. Mr. Keller holds Bachelor of Science and Master of Science degrees in Geology from the University of Florida. Mr. Keller has served as Executive Vice President - Exploration and Development of the Company since September 1990. Since December 1999, Mr. Keller has served as Vice President of ARO.

          JOHN P. ATWOOD - Vice President, Finance and Corporate Development - Mr. Atwood has been associated with the energy industry since 1974, serving in various management capacities since 1981. He served as Senior Area Land Manager for CSX Oil & Gas Corporation and Division Land Manager for Hamilton Brothers Oil Company/Volvo Petroleum, Inc. He served in various land capacities for Tenneco Oil Company from 1977 to 1981. Mr. Atwood is a Certified Professional Landman and holds a Bachelor of Arts Degree from Oklahoma City University and a Master of Business Administration Degree from Houston

Baptist University. Mr. Atwood served as Vice President of Land from 1991 until his appointment as Vice President of Finance and Corporate Development in October 1998. Since December 1999, Mr. Atwood has served as a Director, Vice President and Secretary of ARO.

          G. BRIAN LLOYD - Vice President, Treasurer and Secretary - Mr. Lloyd is a Certified Public Accountant and has been employed by the Company since December 1985. Prior to joining the Company, he was an accountant for DeNovo Oil and Gas Inc., an independent oil and gas company. Mr. Lloyd received a Bachelor of Science Degree in Finance from Miami University, Oxford, Ohio in 1982 and attended the University of Houston in 1983 and 1984. Mr. Lloyd has served as Secretary of the Company since May 1989, Treasurer since September 1989 and Vice President since March 1998. Since December 1999, Mr. Lloyd has served as Vice President and Treasurer of ARO.

      There are no family relationships between any Nominee or executive officer.

                COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

      During 1999, the Board of Directors of the Company held five meetings. Each Director attended at least 75% of the total number of meetings of the Board of Directors and committees on which he served. The Board has two standing committees, each of which is discussed below.

      The Audit Committee consisting of Messrs. Siem, Kaffie and Chadwick, met one time during the last fiscal year. The Audit Committee's duties include overseeing the Company's financial reporting and internal control functions.

      The Compensation Committee, consisting of Messrs. Siem, Kaffie, Porter and Jacobson, met one time during the last fiscal year. The Compensation Committee's duties are to oversee and set compensation policy and to administer the Company's stock option plan.

      The Company does not have a nominating committee. However, pursuant to the Company's Bylaws, stockholder nominations for election to the Board of Directors must be received by the Company at least 90 days prior to the anniversary date of the preceding year's annual meeting of stockholders. See "Nominations and Proposals by Stockholders for the 2000 Annual Meeting."



                            COMPENSATION OF DIRECTORS

      The Company pays to non-employee members of the Board of Directors a fee of $300 per meeting attended in person, and $100 per telephone meeting in which the Director participated. No additional remuneration is paid to such Directors for committee meetings attended, except that such Directors are entitled to be reimbursed for expenses related to attendance of board or committee meetings.

EXECUTIVE COMPENSATION

      The following table sets forth the compensation paid to the Chief Executive Officer and each of the executive officers of the Company whose cash compensation exceeded $100,000 in 1999 (collectively, the "Named Executive Officers") for services rendered to the Company.

                           SUMMARY COMPENSATION TABLE*

                                                               LONG-TERM
                                                              COMPENSATION
                                                                 AWARDS
                                                              ------------
                                       ANNUAL COMPENSATION    SECURITIES
     NAME AND                          -------------------    UNDERLYING
  PRINCIPAL POSITION           YEAR     SALARY      BONUS     OPTIONS (#)
-----------------------       ------   --------    --------   ------------

Ivar Siem                      1999    $150,000        --        14,292
  Chairman of the Board        1998    $ 65,085        --          --
                               1997    $ 30,000    $  2,000      10,000

Michael J. Jacobson            1999    $200,000        --        14,445
    President and Chief        1998    $200,000        --          --
    Executive Officer          1997    $185,000    $  7,000      10,000

Roland B. Keller               1999    $140,000        --        10,140
    Executive Vice             1998    $140,000        --          --
    President - Exploration    1997    $125,000    $  5,700       8,333
    and Development

William D. Fisher              1999    $140,000        --        11,440
    Executive Vice             1998    $140,000        --          --
    President - Pipelines      1997    $127,500    $  5,600       6,667

John P. Atwood (1)
    Vice President of          1999    $120,000        --         9,834
    Finance and Corporate      1998    $105,000        --          --
    Development                1997    $ 90,000    $  3,900       3,335

----------
    (1) Became an executive officer in October 1998.

    *Excludes certain personal benefits, the aggregate value of which do not exceed 10% of the Annual Compensation shown for each person.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR-END OPTION VALUES


                                                                             VALUE OF UNEXERCISED
                                               NUMBER OF UNEXERCISED         IN-THE-MONEY OPTIONS
                                               OPTIONS AT YEAR END(#)           AT YEAR END(1)
                    SHARES ACQUIRED   VALUE  --------------------------   --------------------------
      NAME           ON EXERCISE(#) REALIZED EXERCISABLE  UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
      ----           -------------  -------- -----------  -------------   -----------  -------------
Ivar Siem .........     15,111      $34,861     11,222        8,446        $28,953        $20,101

Michael J. Jacobson          0      $     0     23,444       23,556        $60,590        $56,151

Roland B. Keller ..      5,556      $13,198     11,000       13,668        $28,570        $33,445

William D. Fisher .          0      $     0      9,666       12,668        $25,373        $31,792

John P. Atwood ....      2,889      $ 6,135      5,777        8,558        $15,488        $22,454


---------------------

         (1) Based on the difference between the average of the closing bid and ask prices on December 31, 1999 (the last trading day of 1999) and the exercise price.

      The Company's Stock Option Plans provide that, upon a change of control, the Compensation Committee may accelerate the vesting of options, cancel options and make payments in respect thereof in cash in accordance with the Stock Option Plans, adjust the outstanding options as appropriate to reflect such change of control, or provide that each option shall thereafter be exercisable for the number and class of securities or property that the optionee would have been entitled to had the option already been exercised. The Stock Option Plans provide that a change of control occurs if any person, entity or group acquires or gains ownership or control of more than 50% of the outstanding Common Stock or, if after certain enumerated transactions, the persons who were Directors before such transactions cease to constitute a majority of the Board of Directors.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

    The following table sets forth, as of March 23, 2000, certain information with respect to the beneficial ownership of shares of the Common Stock (the only class of voting security issued and outstanding) as to (i) all persons known by the Company to be beneficial owners of 5% or more of the outstanding shares of Common Stock, (ii) each Director and Nominee, (iii) each Named Executive Officer and (iv) all executive officers and Directors, as a group. Unless otherwise indicated, each of the following persons has sole voting and dispositive power with respect to such shares.


                                            SHARES OWNED BENEFICIALLY
                         NAME OF            -------------------------
                     BENEFICIAL OWNER          NUMBER      PERCENT(1)
                  ----------------------    ------------  -----------

                  Colombus Petroleum
                  Limited, Inc.(2)            911,712        15.3

                  Ivar Siem(3)                414,204         6.9

                  Harris A. Kaffie(3)(4)      854,066        14.0

                  Daniel B. Porter(3)         178,525         3.0

                  Michael S. Chadwick(3)        8,281           *

                  Michael J. Jacobson(3)      122,050         2.0

                  Roland B. Keller(3)          41,542           *

                  William D. Fisher(3)         13,373           *

                  John P. Atwood(3)            19,331           *

                  Executive Officers and
                  Directors, as a Group
                  (9 persons)(3)            1,665,947        27.0


                  ----------------------

                  *    Less than 1%

(1)   Based upon 5,950,880 shares of Common Stock outstanding on March 23, 2000.

(2) The address of Colombus Petroleum Limited, Inc., is Aeulestrasse 74, FL-9490, Vaduz, Liechtenstein.

(3) Includes shares of Common Stock issuable upon exercise of options that may be exercised within 60 days of March 23, 2000 as follows: Mr. Siem - 11,222; Mr. Kaffie - 4,333; Mr. Porter - 1,835; Mr. Chadwick - 1,835; Mr.
      Jacobson - 23,444; Mr. Keller - 11,000; Mr. Fisher - 9,666; Mr. Atwood - 5,777 and all directors and executive officers as a group - 74,113.

(4) Includes 151,515 shares of Common Stock issuable upon conversion of a $1,000,000 promissory note, due June 1, 2000, held by Mr. Kaffie.

               APPROVAL OF THE COMPANY'S 2000 STOCK INCENTIVE PLAN

      On April 14, 2000, the Board of Directors adopted, subject to shareholder approval, the Plan in order to provide the Company with an effective means of attracting and retaining key employees, consultants and outside directors, encouraging their commitment, motivating their performance, facilitating their ownership interest in the Company and enabling them to share in the Company's long term growth and success.

       The affirmative vote of a majority of the Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required to approve this proposal. Abstentions will have the same effect as a vote "Against" the Plan. Broker non-votes will have no effect on the approval of the 2000 Stock Incentive Plan.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE PLAN.

SUMMARY DESCRIPTION OF THE PROGRAM

      The following summary of the terms of the Plan is qualified in its entirety by reference to the text of the Plan, which is attached as Appendix A to this Proxy Statement. If adopted by shareholders, the Plan will be effective as of April 14, 2000.

      SHARES SUBJECT TO PLAN. Under the Plan, the Company may issue Incentive Awards up to 5% of the number of shares of Common Stock issued and outstanding on the first day of the then preceding calendar quarter. No more than 500,000 shares of Common Stock will be available for incentive stock options ("ISO's"). The number of securities available under the Plan and outstanding Incentive Awards are subject to adjustments to prevent the dilution of rights of plan participants resulting from stock dividends, stock splits, recapitalization or similar transactions or resulting from a change in applicable laws or other circumstances.

      ADMINISTRATION. The Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee may delegate its duties under the Plan, except for the authority to grant Incentive Awards or take other action on persons who are subject to Section 16 of the Exchange Act or Section 162(m) of the Internal Revenue Code. In the case of an Incentive Award to an outside Director, the Board acts as the Compensation Committee. Subject to the express provisions of the Plan, the Committee is authorized to, among other things, select grantees under the Plan and determine the size, duration and type, as well as the other terms and conditions (which need not be identical), of each Incentive Award. The compensation Committee also construes and interprets the Plan and any related agreements. All determinations and decisions of the Compensation Committee are final, conclusive and binding on all parties. The Company will indemnify members of the Compensation Committee against any damage, loss, liability, cost or expenses in connection with any claim by reason of any act or failure to act under the Plan, except for an act or omission constituting willful misconduct or gross negligence.

      ELIGIBILITY. Employees, including officers (whether or not they are directors), and consultants of the Company and non-employee directors are eligible to participate in the Plan.

      TYPES OF INCENTIVE AWARDS. Under the Plan, the Committee may grant "Incentive Awards," which can be:

      I.   ISO's, as defined in Section 422 of the Internal Revenue Code;

      II.  "nonstatutory" stock options ("NSOs");

      III. stock appreciation rights ("SARs");

      IV.  shares of restricted stock;

      V.   performance units and performance shares; and

      VI.  other stock-based awards.

ISOs and NSOs together are called "Options." The terms of each Incentive Award will be reflected in an incentive agreement between the Company and the participant.

      OPTIONS. Generally, Options must be exercised within 10 years of the grant date. The exercise price of each ISO may not be less than 100% of the fair market value of a share of Common Stock on the date of grant. The Compensation Committee has the discretion to determine the exercise price of each NSO granted under the Plan. To the extent the aggregate fair market value of shares of Common Stock for which ISOs are exercisable for the first time by any employee during any calendar year exceeds $100,000, those Options must be treated as NSOs.

      The exercise price of each Option is payable in cash or, in the Compensation Committee's discretion, by the delivery of shares of common stock owned by the optionee, or the withholding of shares that would otherwise be acquired on the exercise of the Option, by "cashless exercise" through a broker, or by any combination of the foregoing.

      An employee will not recognize income for federal income tax purposes, nor will the Company be entitled to a deduction, when a NSO is granted. However, when a NSO is exercised, the optionee will recognize ordinary income in an amount equal to the difference between the fair market value of the shares received and the exercise price of the NSO. The Company will generally recognize a tax deduction in the same amount at the same time.

      This summary is not a complete statement of the relevant provisions of the Internal Revenue Code, and does not address the effect of any state, local or foreign taxes.

      SARS. Upon the exercise of an SAR, the holder will receive cash, the aggregate value of which equals the amount by which the fair market value per share of the Common Stock on the exercise date exceeds the exercise price of the SAR, multiplied by the number of shares underlying the exercised portion of the SAR. An SAR may be granted in tandem with or independently of an NSO. SARs will be subject to such conditions and will be exercisable at such times as determined by the Compensation Committee, but the exercise price per share must be at least the fair market value of a share of Common Stock on the date of grant.

      RESTRICTED STOCK. Restricted stock may be subject to a substantial risk of forfeiture, a restriction on transferability or rights of repurchase or first refusal of the Company, as determined by the Compensation Committee. Unless the Compensation Committee determines otherwise, during the period of restriction, the grantee will have all other rights of a stockholder, including the right to vote and receive dividends on the shares.

      PERFORMANCE UNITS AND PERFORMANCE SHARES. For each performance period (to be determined by the Compensation Committee), the committee will establish specific financial or non-financial performance objectives, the number of performance units or performance shares and their contingent values. The values may vary depending on the degree to which such objectives are met.

      OTHER STOCK-BASED AWARDS. Other stock-based awards denominated or payable in, valued in whole or in part by reference to, or otherwise related to, shares of Common Stock. Subject to the terms of the Plan, the Compensation Committee may determine any terms and conditions of other stock-based awards, provided that, in general, the amount of consideration to be received by the Company shall be either (1) no consideration other than services actually rendered or to be rendered (in the case of the issuance of shares), or (2) in the case of an award in the nature of a purchase right, consideration (other than services rendered) at least equal to 50% of the fair market value of the shares covered by such grant on the grant date.

      OTHER TAX CONSIDERATIONS. Upon accelerated exercisability of Options and accelerated lapsing of restrictions upon restricted stock or other Incentive Awards in connection with a Change in Control (as defined in the Plan), certain amounts associated with such Incentive Awards could, depending upon the individual circumstances of the participant, constitute "excess parachute payments" under Section 280G of the Internal Revenue Code. Such a determination would subject the participant to a 20% excise tax on those payments and deny the Company a corresponding deduction. The limit on deductibility of compensation under Section 162(m) of the Code is also reduced by the amount of any excess parachute payments. Whether amounts constitute excess parachute payments depends upon, among other things, the value of the Incentive Awards accelerated and the past compensation of the participant.

      Taxable compensation earned by executive officers who are subject to
Section 162(m) of the Internal Revenue Code with respect to Incentive Awards is subject to certain limitations set forth in the Plan. Those limitations are generally intended to satisfy the requirements for "qualified performance-based compensation," but the Company may not be able to satisfy these requirements in all cases, and may, in its sole discretion, determine in one or more cases that it is best not to satisfy these requirements even if it can.

      TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL. Except as otherwise provided in the applicable incentive agreement, if a participant's employment or other service with the Company (or its subsidiaries) is terminated other than due to his death, Disability, or for Cause (each capitalized term being defined in the Plan), his then exercisable Options will remain exercisable until the earlier of (a) the expiration date of such Options and (b) 90 days after termination. If his termination is due to Disability or death, his then exercisable Options will remain exercisable until the earlier of (a) the expiration date of such options and (b) one year following termination in the event of death or disability. On retirement, his then exercisable Options will remain exercisable for six months (except for ISOs, which will remain exercisable for three months). On a termination for Cause, all his Options will expire on the termination date.

      Unless otherwise provided in the participant's incentive agreement, upon a Change in Control of the Company, any restrictions on restricted stock and other stock-based awards will be deemed satisfied, all outstanding Options and SARs may become immediately exercisable and all the performance shares and units and any other stock-based awards may become fully vested and deemed earned in full. These provisions could in some circumstances have the effect of an "anti-takeover" defense because, as a result of these provisions a Change in Control of the Company could be more difficult or costly.

      INCENTIVE AWARDS TRANSFERABLE. Incentive Awards may not be assigned, sold or otherwise transferred by a participant, other than by will or by the laws of descent and distribution, or be subject to any lien, assignment or charge, provided, however, if permitted in the participant's incentive agreement, a NSO may be transferred to Immediate Family (as defined in the Plan).

      AMENDMENT AND TERMINATION. The Company's Board of Directors may amend or terminate the Plan at any time. However, the Plan may not be amended, without shareholder approval, if the amendment would have the following effects:

      I. increase the number of shares of Common Stock which may be issued under the Plan, except in connection with a recapitalization of the Common Stock;

      II. amend the eligibility requirements for employees to purchase Common Stock under the Plan; or

      III. extend the term of the Plan.

Without a participant's written consent, no termination or amendment of the Plan shall adversely affect in any material way any outstanding Incentive Award granted to him.

                        TRANSACTIONS WITH RELATED PERSONS

       In June 1999, the Company received $1,960,000 through a private placement of 392,000 shares of Common Stock, $.01 par value per share, at $5.00 per share. A director of the Company, Harris A. Kaffie, participated in the private placement, purchasing 100,000 shares.

       In December 1999, the Company completed a private placement of 1,016,718 shares of Common Stock at $6.00 per share. Consideration for the Common Stock sold consisted of approximately $4,200,000 cash and the surrender of approximately $1,900,000 of the Company's promissory notes due December 31, 2000, along with accrued interest through December 1, 1999. Three directors of the

Company participated in this private placement: one director, Daniel B. Porter, paid cash for 16,667 shares and tendered a note and accrued interest totaling $100,200 for 16,700 shares, another director, Daniel B. Porter, tendered a note and accrued interest totaling $187,800 for 31,300 shares and a third director, Ivar Siem, tendered a note and accrued interest totaling $28,200 for 4,700 shares.

       On December 1, 1999, the Company issued a $1,000,000 promissory note to Harris A. Kaffie, a director of the Company. The note is due June 1, 2000, bears interest at 10% per annum, and is convertible into Common Stock at $6.60 per share.


                    NOMINATIONS AND PROPOSALS BY STOCKHOLDERS
                           FOR THE 1999 ANNUAL MEETING


       NOMINATIONS FOR THE YEAR 2001 ANNUAL MEETING. The Company's Certificate of Incorporation provides that no person shall be eligible for nomination and election as a Director unless written notice of such nomination is received from a stockholder of record by the Secretary of the Company not less than 90 calendar days prior to the anniversary date of the immediately preceding annual meeting of stockholders. Further, such written notice is to be accompanied by the written consent of the nominee to serve, the name, age, business and residence addresses, and principal occupation of the nominee, the number of shares beneficially owned by the nominee, and any other information which would be required to be furnished by law with respect to any nominee for election to the Board of Directors. Stockholders who desire to nominate, at the year 2001 annual meeting of stockholders, persons to serve on the Board of Directors must submit nominations to the Company, at its principal executive office, so that such notice is received by the Company no later than February 19, 2001. In order to avoid controversy as to the date on which any such nomination is received by the Company, it is suggested that stockholders submit their nominations, if any, by certified mail, return receipt requested.

       PROPOSALS FOR THE YEAR 2001 ANNUAL MEETING. Stockholders who desire to present proposals, other than notices of nomination for the election of Directors, to Stockholders of the Company at the year 2001 annual meeting of stockholders, and to have such proposals included in the Company's proxy materials, must submit their proposals to the Company, at its principal executive office, by December 15, 2000. In order to avoid controversy as to the date on which any such proposal is received by the Company, it is suggested that stockholders submit their proposals, if any, by certified mail, return receipt requested.

       Moreover, any stockholder who intends to submit a proposal for consideration at the Company's 2001 annual meeting, but not for inclusion in the Company's proxy materials, must notify the Company. Pursuant to the rules of the U.S. Securities and Exchange Commission, such notice must (1) be received at the Company's executive offices no later than February 28, 2001 and (2) satisfy the rules of the U.S. Securities and Exchange Commission.

                                RELATIONSHIP WITH
                         INDEPENDENT PUBLIC ACCOUNTANTS

       KPMG L.L.P., independent public accountants, have been engaged by the Company's Board of Directors as the principal accountants for the Company since November, 1990. The Company expects that they will continue as principal accountants. Representatives of KPMG L.L.P. are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and to respond to questions.


                                 OTHER BUSINESS

       At the date of this Proxy Statement, the Board of Directors does not know of any matter to be acted upon at the Annual Meeting other than those matters described above and set forth in the Notice. If other business comes before the Annual Meeting, the persons named on the proxy will vote the proxy in accordance with their best judgment.

By Order of the Board of Directors


/s/ G. BRIAN LLOYD
    G. Brian Lloyd
    Vice President, Treasurer


Houston, Texas
April 20, 2000

                                   APPENDIX 1

                           BLUE DOLPHIN ENERGY COMPANY
                            2000 STOCK INCENTIVE PLAN

                          (AS EFFECTIVE APRIL 14, 2000)

                              TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

SECTION 1. GENERAL PROVISIONS RELATING TO PLAN GOVERNANCE, COVERAGE AND
            BENEFITS.........................................................1
      1.1   Purpose..........................................................1
      1.2   Definitions......................................................1
            (a)   Authorized Officer.........................................1
            (b)   Board......................................................1
            (c)   Cause......................................................1
            (d)   CEO........................................................2
            (e)   Change in Control..........................................2
            (f)   Code.......................................................2
            (g)   Committee..................................................2
            (h)   Common Stock...............................................2
            (i)   Company....................................................3
            (j)   Consultant.................................................3
            (k)   Covered Employee...........................................3
            (l)   Deferred Stock.............................................3
            (m)   Disability.................................................3
            (n)   Employee...................................................3
            (o)   Employment.................................................3
            (p)   Exchange Act...............................................4
            (q)   Fair Market Value..........................................4
            (r)   Grantee....................................................4
            (s)   Immediate Family...........................................4
            (t)   Incentive Award............................................4
            (u)   Incentive Agreement........................................4
            (v)   Incentive Stock Option.....................................5
            (w)   Independent SAR............................................5
            (x)   Insider....................................................5
            (y)   Nonstatutory Stock Option..................................5
            (z)   Option Price...............................................5
            (aa)  Other Stock-Based Award....................................5
            (bb)  Outside Director...........................................5
            (cc)  Parent.....................................................5
            (dd)  Performance-Based Exception................................5
            (ee)  Performance Period.........................................5
            (ff)  Performance Share or Performance Unit......................5
            (gg)  Plan.......................................................5
            (hh)  Publicly Held Corporation..................................5
            (ii)  Restricted Stock...........................................6
            (jj)  Restricted Stock Award.....................................6
            (kk)  Restriction Period.........................................6

                                                                           PAGE
                                                                           ----
            (ll)  Share......................................................6
            (mm)  Share Pool.................................................6
            (nn)  Spread.....................................................6
            (oo)  Stock Appreciation Right or SAR............................6
            (pp)  Stock Option or Option.....................................6
            (qq)  Subsidiary.................................................6
      1.3   Plan Administration..............................................6
            (a)   Authority of the Committee.................................6
            (b)   Meetings...................................................6
            (c)   Decisions Binding..........................................7
            (d)   Modification of Outstanding Incentive Awards...............7
            (e)   Delegation of Authority....................................7
            (f)   Expenses of Committee......................................7
            (g)   Indemnification............................................7
      1.4   Shares of Common Stock Available for Incentive Awards............8
      1.5   Share Pool Adjustments for Awards and Payouts....................9
      1.6   Common Stock Available...........................................9
      1.7   Participation....................................................9
            (a)   Eligibility................................................9
            (b)   Incentive Stock Option Eligibility........................10
            (c)   Exercise Price............................................10
      1.8   Types of Incentive Awards.......................................10
SECTION 2. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS......................10
      2.1   Grant of Stock Options..........................................10
      2.2   Stock Option Terms..............................................11
            (a)   Written Agreement.........................................11
            (b)   Number of Shares..........................................11
            (c)   Exercise Price............................................11
            (d)   Term......................................................11
            (e)   Exercise..................................................11
            (f)   $100,000 Annual Limit on Incentive Stock Options..........11
      2.3   Stock Option Exercises..........................................12
            (a)   Method of Exercise and Payment............................12
            (b)   Restrictions on Share Transferability.....................13
            (c)   Notification of Disqualifying Disposition of Shares from
                  Incentive Stock Options...................................13
            (d)   Proceeds of Option Exercise...............................13
      2.4   Stock Appreciation Rights Independent of Nonstatutory Stock
            Options.........................................................13
            (a)   Grant.....................................................13
            (b)   General Provisions........................................13
            (c)   Exercise..................................................14
            (d)   Settlement................................................14

                                                                           PAGE
                                                                           ----

SECTION 3. RESTRICTED STOCK.................................................14
      3.1   Award of Restricted Stock.......................................14
            (a)   Grant.....................................................14
            (b)   Immediate Transfer Without Immediate Delivery of
                  Restricted Stock..........................................14
      3.2   Restrictions....................................................15
            (a)   Forfeiture of Restricted Stock............................15
            (b)   Issuance of Certificates..................................15
            (c)   Removal of Restrictions...................................16
      3.3   Delivery of Shares of Common Stock..............................16
SECTION 4. PERFORMANCE UNITS AND PERFORMANCE SHARES.........................16
      4.1   Performance Based Awards........................................16
            (a)   Grant.....................................................16
            (b)   Performance Criteria......................................16
            (c)   Modification..............................................16
            (d)   Payment...................................................17
            (e)   Special Rule for Covered Employees........................17
SECTION 5. OTHER STOCK-BASED AWARDS.........................................17
      5.1   Grant of Other Stock-Based Awards...............................17
      5.2   Other Stock-Based Award Terms...................................18
            (a)   Written Agreement.........................................18
            (b)   Purchase Price............................................18
            (c)   Performance Criteria and Other Terms......................18
            (d)   Payment...................................................18
            (e)   Dividends.................................................18
SECTION 6. PROVISIONS RELATING TO PLAN PARTICIPATION........................18
      6.1   Plan Conditions.................................................18
            (a)   Incentive Agreement.......................................18
            (b)   No Right to Employment....................................19
            (c)   Securities Requirements...................................19
      6.2   Transferability.................................................20
      6.3   Rights as a Stockholder.........................................20
            (a)   No Stockholder Rights.....................................20
            (b)   Representation of Ownership...............................20
      6.4   Listing and Registration of Shares of Common Stock..............21
      6.5   Change in Stock and Adjustments.................................21
            (a)   Changes in Law or Circumstances...........................21
            (b)   Exercise of Corporate Powers..............................21
            (c)   Recapitalization of the Company...........................22
            (d)   Issue of Common Stock by the Company......................22
            (e)   Assumption under the Plan of Outstanding Stock Options....22
            (f)   Acquisition of Company by a Successor.....................22

                                                                           PAGE
                                                                           ----

      6.6   Termination of Employment, Death or Disability..................23
            (a)   Termination of Employment.................................23
            (b)   Termination of Employment for Cause.......................24
            (c)   Disability or Death.......................................24
            (d)   Continuation..............................................24
      6.7   Change in Control...............................................25
      6.8   Financing.......................................................26
SECTION 7. GENERAL..........................................................26
      7.1   Effective Date and Grant Period.................................26
      7.2   Funding and Liability of Company................................27
      7.3   Withholding Taxes...............................................27
            (a)   Tax Withholding...........................................27
            (b)   Share Withholding.........................................27
            (c)   Incentive Stock Options...................................27
            (d)   Loans.....................................................28
      7.4   No Guarantee of Tax Consequences................................28
      7.5   Designation of Beneficiary by Participant.......................28
      7.6   Deferrals.......................................................28
      7.7   Amendment and Termination.......................................28
      7.8   Requirements of Law.............................................29
      7.9   Rule 16b-3 Securities Law Compliance for Insiders...............29
      7.10  Compliance with Code Section 162(m) for Publicly Held
            Corporation.....................................................29
      7.11  Successors to Company...........................................29
      7.12  Miscellaneous Provisions........................................30
      7.13  Severability....................................................30
      7.14  Gender, Tense and Headings......................................30
      7.15  Governing Law...................................................30

                           BLUE DOLPHIN ENERGY COMPANY
                            2000 STOCK INCENTIVE PLAN

                                   SECTION 1.

                         GENERAL PROVISIONS RELATING TO
                     PLAN GOVERNANCE, COVERAGE AND BENEFITS

1.1   PURPOSE

      The purpose of the Plan is to foster and promote the long-term financial success of Blue Dolphin Energy Company (the "COMPANY") and its Subsidiaries and to increase stockholder value by: (a) encouraging the commitment of selected key Employees, Consultants and Outside Directors, (b) motivating superior performance of key Employees, Consultants and Outside Directors by means of long-term performance related incentives, (c) encouraging and providing key Employees, Consultants and Outside Directors with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company's stockholders, (d) attracting and retaining key Employees, Consultants and Outside Directors by providing competitive incentive compensation opportunities, and (e) enabling key Employees, Consultants and Outside Directors to share in the long-term growth and success of the Company.

      The Plan provides for payment of various forms of incentive compensation. It is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA). The Plan will be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.

      Subject to approval by the Company's stockholders pursuant to SECTION 7.1, the Plan will become effective as of April 14, 2000 (the "EFFECTIVE Date"). The Plan will commence on the Effective Date, and will remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to
SECTION 7.7, until all Shares subject to the Plan have been purchased or acquired according to its provisions. However, in no event may an Incentive Award be granted under the Plan after the expiration of ten (10) years from the Effective Date.

1.2   DEFINITIONS

      The following terms shall have the meanings set forth below:

            (A) AUTHORIZED OFFICER. The Chairman of the Board or the Chief Executive Officer of the Company or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.

            (B) BOARD. The Board of Directors of the Company.

            (C) CAUSE. When used in connection with the termination of a Grantee's Employment, shall mean the termination of the Grantee's Employment by the Company or any Subsidiary for reason of (i) the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony; (ii) the proven commission by the Grantee of a material act of fraud upon the Company or any

      Subsidiary, or any customer or supplier thereof; (iii) the willful and proven misappropriation of any funds or property of the Company or any Subsidiary, or of any customer or supplier thereof; (iv) the willful, continued and unreasonable failure by the Grantee to perform the material duties assigned to him which is not cured to the reasonable satisfaction of the Company within 30 days after written notice of such failure is provided to Grantee by either the Board or the Company's Chief Executive Officer; (v) the knowing engagement by the Grantee in any direct and material conflict of interest with the Company or any Subsidiary without compliance with the Company's or Subsidiary's conflict of interest policy as then effective; or (vi) the knowing engagement by the Grantee, without the written approval of the Board, in any material activity which competes with the business of the Company or any Subsidiary, or which would result in a material injury to the business, reputation or goodwill of the Company or any Subsidiary.

            (D) CEO. The then-current Chief Executive Officer of the Company.

            (E) CHANGE IN CONTROL. Any of the events described in and subject to
      SECTION 6.7.

            (F) CODE. The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.

            (G) COMMITTEE. A committee appointed by the Board consisting of not less than two directors as appointed by the Board to administer the Plan. While the Company is a Publicly Held Corporation, the Plan shall be administered by a committee appointed by the Board consisting of not less than two directors who fulfill the "non-employee director" requirements of Rule 16b-3 under the Exchange Act and the "outside director" requirements of Section 162(m) of the Code. In either case, the Committee may be the Compensation Committee of the Board, or any subcommittee of the Compensation Committee, provided that the members of the Committee satisfy the requirements of the previous provisions of this paragraph. The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.

            Notwithstanding the preceding paragraph, the term "Committee" as used in the Plan with respect to any Incentive Award for an Outside Director shall refer to the entire Board. In the case of an Incentive Award for an Outside Director, the Board shall have all the powers and responsibilities of the Committee hereunder as to such Incentive Award, and any actions as to such Incentive Award may be acted upon only by the Board (unless it otherwise designates in its discretion). When the Board exercises its authority to act in the capacity as the Committee hereunder with respect to an Incentive Award for an Outside Director, it shall so designate with respect to any action that it undertakes in its capacity as the Committee.

            (H) COMMON STOCK. The common stock of the Company, $.01 par value per share, and any class of common stock into which such common shares may hereafter be converted, reclassified or recapitalized.

            (I) COMPANY. Blue Dolphin Energy Company, a corporation organized under the laws of the State of Delaware, and any successor in interest thereto.

            (J) CONSULTANT. An independent agent, consultant, attorney, an individual who has agreed to become an Employee within the next six months, or any other individual who is not an Outside Director or employee of the Company (or any Parent or Subsidiary) and who, in the opinion of the Committee, is in a position to contribute to the growth or financial success of the Company (or any Parent or Subsidiary), (ii) is a natural person and (iii) provides bona fide services to the Company (or any Parent or Subsidiary), which services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities.

            (K) COVERED EMPLOYEE. A named executive officer who is one of the group of covered employees, as defined in Section 162(m) of the Code and Treasury Regulation ss. 1.162-27(c) (or its successor), during such period that the Company is a Publicly Held Corporation.

            (L) DEFERRED STOCK. Shares of Common Stock to be issued or transferred to a Grantee under an Other Stock-Based Award granted pursuant to SECTION 5 at the end of a specified deferral period, as set forth in the Incentive Agreement pertaining thereto.

            (M) DISABILITY. As determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Employee that would entitle him to payment of disability income payments under the Company's long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Grantee is not covered, for whatever reason, under the Company's long-term disability insurance policy or plan, "Disability" means a permanent and total disability as defined in Section 22(e)(3) of the Code. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to any reasonable examination by such physician upon request.

            (N) EMPLOYEE. Any employee of the Company (or any Parent or Subsidiary) within the meaning of Section 3401(c) of the Code who, in the opinion of the Committee, is in a position to contribute to the growth, development or financial success of the Company (or any Parent or Subsidiary), including, without limitation, officers who are members of the Board.

            (O) EMPLOYMENT. Employment by the Company (or any Parent or Subsidiary), or by any corporation issuing or assuming an Incentive Award in any transaction described in Section 424(a) of the Code, or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code. In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, health, or government service, or during military leave for any period (if the Grantee returns to active Employment within 90 days after the termination of military leave), or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or agreement. Whether an authorized leave of absence shall constitute termination of Employment hereunder shall be determined by the Committee in its discretion.

            Unless otherwise provided in the Incentive Agreement, the term "Employment" for purposes of the Plan is also defined to include (i) compensatory or advisory services performed by a Consultant for the Company (or any Parent or Subsidiary) and (ii) membership on the Board by an Outside Director.

            (P) EXCHANGE ACT. The Securities Exchange Act of 1934, as amended.

            (Q) FAIR MARKET VALUE. The Fair Market Value of one share of Common Stock on the date in question is deemed to be (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the New York Stock Exchange or other principal securities exchange on which Shares are then listed or admitted to trading, or (ii) if not so reported, the average of the closing bid and asked prices for a Share on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a Share as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported.

            If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its discretion exercised in good faith. In this respect, the Committee may rely on such financial data, valuations, experts, and other sources, in its discretion, as it deems advisable under the circumstances.

            (R) GRANTEE. Any Employee, Consultant or Outside Director who is granted an Incentive Award under the Plan.

            (S) IMMEDIATE FAMILY. With respect to a Grantee, the Grantee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

            (T) INCENTIVE AWARD. A grant of an award under the Plan to a Grantee, including any Nonstatutory Stock Option, Incentive Stock Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit, Performance Share, or Other Stock-Based Award.

            (U) INCENTIVE AGREEMENT. The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in SECTION 6.1(A).

            (V) INCENTIVE STOCK OPTION. A Stock Option granted by the Committee to an Employee under SECTION 2 which is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Section 422 of the Code.

            (W) INDEPENDENT SAR. A Stock Appreciation Right described in SECTION 2.5.

            (X) INSIDER. While the Company is a Publicly Held Corporation, an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

            (Y) NONSTATUTORY STOCK OPTION. A Stock Option granted by the Committee to a Grantee under SECTION 2 that is not designated by the Committee as an Incentive Stock Option.

            (Z) OPTION PRICE. The exercise price at which a Share may be purchased by the Grantee of a Stock Option.

            (AA) OTHER STOCK-BASED AWARD. An award granted by the Committee to a Grantee under SECTION 5.1 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

            (BB) OUTSIDE DIRECTOR. A member of the Board who is not, at the time of grant of an Incentive Award, an employee of the Company or any Parent or Subsidiary.

            (CC) PARENT. Any corporation (whether now or hereafter existing) which constitutes a "parent" of the Company, as defined in Section 424(e) of the Code.

            (DD) PERFORMANCE-BASED EXCEPTION. The performance-based exception from the tax deductibility limitations of Section 162(m) of the Code, as prescribed in Code ss. 162(m) and Treasury Regulation ss. 1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.

            (EE) PERFORMANCE PERIOD. A period of time determined by the Committee over which performance is measured for the purpose of determining a Grantee's right to and the payment value of any Performance Unit, Performance Share or Other Stock-Based Award.

            (FF) PERFORMANCE SHARE OR PERFORMANCE UNIT. An Incentive Award representing a contingent right to receive cash or shares of Common Stock (which may be Restricted Stock) at the end of a Performance Period and which, in the case of Performance Shares, is denominated in Common Stock, and, in the case of Performance Units, is denominated in cash values.

            (GG) PLAN. Blue Dolphin Energy Company 2000 Stock Incentive Plan, as set forth herein and as it may be amended from time to time.

            (HH) PUBLICLY HELD CORPORATION. A corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.

            (II) RESTRICTED STOCK. Shares of Common Stock issued or transferred to a Grantee pursuant to SECTION 3.

            (JJ) RESTRICTED STOCK AWARD. An authorization by the Committee to issue or transfer Restricted Stock to a Grantee.

            (KK) RESTRICTION PERIOD. The period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of Restricted Stock by the Grantee is restricted.

            (LL) SHARE. A share of the Common Stock of the Company.

            (MM) SHARE POOL. The number of shares authorized for issuance under
      SECTION 1.4, as adjusted for awards and Payouts under SECTION 1.5 and as adjusted for changes in corporate capitalization under SECTION 6.5.

            (NN) SPREAD. The difference between the exercise price per Share specified in any Independent SAR grant and the Fair Market Value of a Share on the date of exercise of the Independent SAR.

            (OO) STOCK APPRECIATION RIGHT OR SAR. An Independent SAR described in SECTION 2.4.

            (PP) STOCK OPTION OR OPTION. Pursuant to SECTION 2, (i) an Incentive Stock Option granted to an Employee, or (ii) a Nonstatutory Stock Option granted to an Employee, Consultant or Outside Director, whereunder such option the Grantee has the right to purchase Shares of Common Stock. In accordance with Section 422 of the Code, only an Employee may be granted an Incentive Stock Option.

            (QQ) SUBSIDIARY. Any corporation (whether now or hereafter existing) which constitutes a "subsidiary" of the Company, as defined in Section 424(f) of the Code.

1.3   PLAN ADMINISTRATION

            (A) AUTHORITY OF THE COMMITTEE. Except as may be limited by law and subject to the provisions herein, the Committee shall have full power to
      (i) select Grantees who shall participate in the Plan; (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan's administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.

            (B) MEETINGS. The Committee shall designate a chairman from among its members who shall preside at all of its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members. The Committee may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Committee.

            (C) DECISIONS BINDING. All determinations and decisions made by the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, its shareholders, Employees, Grantees, and their estates and beneficiaries. The Committee's decisions and determinations with respect to any Incentive Award need not be uniform and may be made selectively among Incentive Awards and Grantees, whether or not such Incentive Awards are similar or such Grantees are similarly situated.

            (D) MODIFICATION OF OUTSTANDING INCENTIVE AWARDS. Subject to the stockholder approval requirements of SECTION 7.7 if applicable, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that is either (i) not adverse to the Grantee to whom such Incentive Award was granted or (ii) consented to by such Grantee; provided, however, the Committee shall not have the authority to decrease the exercise price of any outstanding Stock Option or other Incentive Award. With respect to an Incentive Award that is an incentive stock option (as described in Section 422 of the Code), no adjustment to such option shall be made to the extent constituting a "modification" within the meaning of Section 424(h)(3) of the Code unless otherwise agreed to by the optionee in writing.

            (E) DELEGATION OF AUTHORITY. The Committee may delegate to the CEO or other officers of the Company any of its duties and authority under this Plan pursuant to such conditions or limitations as the Committee may establish from time to time; provided, however, while the Company is a Publicly Held Corporation, the Committee may not delegate to any person the authority to take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act or the Performance-Based Exception under Section 162(m) of the Code.

            (F) EXPENSES OF COMMITTEE. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

            (G) INDEMNIFICATION. Each person who is or was a member of the Committee, or of the Board, shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence. Such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the

      Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles or Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

1.4   SHARES OF COMMON STOCK AVAILABLE FOR INCENTIVE AWARDS

      Subject to adjustment under SECTION 6.5, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Options that may be exercised for or settled in Common Stock), a number of Shares of Common Stock which shall equal, from time to time, seven percent (7%) of the number of issued and outstanding Shares as of the first day of the then-current fiscal quarter of the Company. Not more than 500,000 Shares of Common Stock shall be available for Incentive Stock Options. The number of Shares of Common Stock, which are the subject of Incentive Awards under this Plan, that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate. The Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that Shares are available for issuance pursuant to Incentive Awards.

      During such period that the Company is a Publicly Held Corporation, then unless and until the Committee determines that a particular Incentive Award granted to a Covered Employee is not intended to comply with the Performance-Based Exception, the following rules shall apply to grants of Incentive Awards to Covered Employees:

            (a) Subject to adjustment as provided in SECTION 6.5, the maximum aggregate number of Shares of Common Stock (including Stock Options, SARs, Restricted Stock, Performance Units and Performance Shares paid out in Shares, or Other Stock-Based Awards paid out in Shares) that may be granted or that may vest, as applicable, in any calendar year pursuant to any Incentive Award held by any individual Covered Employee shall be 500,000 Shares.

            (b) The maximum aggregate cash payout (including SARs, Performance Units and Performance Shares paid out in cash, or Other Stock-Based Awards paid out in cash) with respect to Incentive Awards granted in any calendar year which may be made to any Covered Employee shall be Five Hundred Thousand dollars ($500,000).

            (c) With respect to any Stock Option or Stock Appreciation Right granted to a Covered Employee that is canceled, the number of Shares subject to such Stock Option or Stock Appreciation Right shall continue to count against the maximum number of Shares that may be the subject of Stock Options or Stock Appreciation Rights granted to such Covered Employee hereunder and, in this regard, such maximum number shall be determined in accordance with Section 162(m) of the Code.

            (d) The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.

1.5   SHARE POOL ADJUSTMENTS FOR AWARDS AND PAYOUTS

      The following Incentive Awards and payouts shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

            (a) Stock Option;

            (b) SAR;

            (c) Restricted Stock;

            (d) A payout of a Performance Share in Shares;

            (e) A payout of a Performance Unit in Shares; and

            (f) A payout of an Other Stock-Based Award in Shares.

      The following transactions shall restore, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

            (a) A Payout of an SAR, Restricted Stock Award, or Other Stock-Based Award in the form of cash;

            (b) A cancellation, termination, expiration, forfeiture, or lapse for any reason of any Shares subject to an Incentive Award; and

            (c) Payment of an Option Price with previously acquired Shares or by withholding Shares which otherwise would be acquired on exercise (i.e., the Share Pool shall be increased by the number of Shares turned in or withheld as payment of the Option Price).

1.6   COMMON STOCK AVAILABLE.

      The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued shares, or (c) shares to be purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.

1.7   PARTICIPATION

            (A) ELIGIBILITY. The Committee shall from time to time designate those Employees, Consultants and/or Outside Directors, if any, to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares, Stock Options, rights or units, as the case may be, which shall be granted to each such person, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent consistent with the provisions of the Plan. A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.

            (B) INCENTIVE STOCK OPTION ELIGIBILITY. No Consultant or Outside Director shall be eligible for the grant of any Incentive Stock Option. In addition, no Employee shall be eligible for the grant of any Incentive Stock Option who owns or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary. This restriction does not apply if, at the time such Incentive Stock Option is granted, the Incentive Stock Option exercise price is at least one hundred and ten percent (110%) of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of Section 424(d) of the Code shall apply for the purpose of determining an Employee's percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Section 422 of the Code.

            (C) EXERCISE PRICE. Subject to SECTION1.7(B) and other applicable provisions of the Plan, with respect to ninety percent (90%) of the number of Shares then reserved under the Plan pursuant to SECTION 1.4, the exercise price for a Stock Option or other Incentive Award shall not be set by the Committee below the Fair Market Value of the underlying Shares on the grant date of the Incentive Award. Subject to SECTION 1.7(B) and other applicable provisions of the Plan, with respect to ten percent (10%) of the number of Shares then reserved under the Plan pursuant to SECTION
      1.4 (referred to herein as the "NON-CONFORMING POOL"), the exercise price for an Option or other Incentive Award may be set by the Committee, in its discretion, below the Fair Market Value of the underlying Shares on the grant date of the Incentive Award.

1.8   TYPES OF INCENTIVE AWARDS

      The types of Incentive Awards under the Plan are Stock Options, Stock Appreciation Rights as described in SECTION 2, Restricted Stock as described in
SECTION 3, Performance Units and Performance Shares as described in SECTION 4, Other Stock-Based Awards as described in SECTION 5, or any combination of the foregoing.

                                   SECTION 2.

                   STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1   GRANT OF STOCK OPTIONS

      The Committee is authorized to grant (a) Nonstatutory Stock Options to Employees, Consultants and/or Outside Directors and (b) Incentive Stock Options to Employees only, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Grantee whether or not any Stock Option previously granted to such person remains unexercised.

2.2   STOCK OPTION TERMS

            (A) WRITTEN AGREEMENT. Each grant of an Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee's Employment. Such provisions shall be determined in the discretion of the Committee, shall be included in the Grantee's Incentive Agreement, need not be uniform among all Stock Options issued pursuant to the Plan.

            (B) NUMBER OF SHARES. Each Stock Option shall specify the number of Shares of Common Stock to which it pertains.

            (C) EXERCISE PRICE. The exercise price per Share of Common Stock under each Stock Option shall be determined by the Committee subject to
      SECTION 1.7(C); provided, however, that in the case of an Incentive Stock Option, such exercise price shall not be less than 100% of the Fair Market Value per Share on the date the Incentive Stock Option is granted. To the extent that the Company is a Publicly Held Corporation and the Stock Option is intended to qualify for the Performance-Based Exception, the exercise price shall not be less than 100% of the Fair Market Value per Share on the date the Stock Option is granted. Each Stock Option shall specify the method of exercise which shall be consistent with the requirements of SECTION 2.3(A).

            (D) TERM. In the Incentive Agreement, the Committee shall fix the term of each Stock Option which shall be not more than ten (10) years from the date of grant. In the event no term is fixed, such term shall be ten
      (10) years from the date of grant.

            (E) EXERCISE. The Committee shall determine the time or times at which a Stock Option may be exercised in whole or in part. Each Stock Option may specify the required period of continuous Employment and/or the performance objectives to be achieved before the Stock Option or portion thereof will become exercisable. Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated performance objectives, may specify a minimum level of achievement in respect of the specified performance objectives below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the performance objectives. All such terms and conditions shall be set forth in the Incentive Agreement.

            (F) $100,000 ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS. Notwithstanding any contrary provision in the Plan, to the extent that the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Grantee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or Parent) exceeds the sum of $100,000, such Incentive Stock Option shall be treated as a Nonstatutory Stock Option to the extent in excess of the $100,000 limit, and not an Incentive Stock Option, but all other terms and provisions of such Stock Option shall remain unchanged. This paragraph shall be applied by taking Incentive Stock Options into account in the order in which they were granted and shall be construed in accordance with Section 422(d) of the Code. In the absence of such regulations or other authority, or if such regulations or other authority require or permit a designation of the Options which shall cease to constitute Incentive

      Stock Options, then such Incentive Stock Options, only to the extent of such excess, shall automatically be deemed to be Nonstatutory Stock Options but all other terms and conditions of such Incentive Stock Options, and the corresponding Incentive Agreement, shall remain unchanged.

2.3   STOCK OPTION EXERCISES

            (A) METHOD OF EXERCISE AND PAYMENT. Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company as of a date set by the Company in advance of the effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

            The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent, or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Grantee for at least six (6) months prior to their tender to satisfy the Option Price), or (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and (iii) above. Any payment in Shares of Common Stock shall be effected by the delivery of such Shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents as the Secretary shall require from time to time.

            The Committee, in its discretion, also may allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a "cashless exercise" with a broker of the Option), subject to applicable securities law restrictions and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. A "cashless exercise" of an Option is a procedure by which a broker provides the funds to the Grantee to effect an Option exercise. At the direction of the Grantee, the broker will either
      (i) sell all of the Shares received when the Option is exercised and pay the Grantee the proceeds of the sale (minus the Option Price, withholding taxes and any fees due to the broker) or (ii) sell enough of the Shares received upon exercise of the Option to cover the Option Price, withholding taxes and any fees due the broker and deliver to the Grantee (either directly or through the Company) a stock certificate for the remaining Shares. Dispositions to a broker effecting a cashless exercise are not exempt under Section 16 of the Exchange Act.

            As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, Share certificates for the number of Shares purchased under the Stock Option. Such delivery shall be effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to Grantee or other appropriate recipient.

            Subject to SECTION 6.2, during the lifetime of a Grantee, each Option granted to him shall be exercisable only by the Grantee (or his legal guardian in the event of his Disability) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this SECTION 2.3(A).

            (B) RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any stockholders' agreement, buy/sell agreement or right of first refusal, (ii) any applicable federal securities laws, (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or (iv) any blue sky or state securities law applicable to such Shares. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.

            Any Grantee or other person exercising an Incentive Award may be required by the Committee to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its sole discretion, may release any person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.

            (C) NOTIFICATION OF DISQUALIFYING DISPOSITION OF SHARES FROM INCENTIVE STOCK OPTIONS. Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares of Common Stock acquired upon the exercise of an Incentive Stock Option by a sale or exchange either (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one (1) year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.

            (D) PROCEEDS OF OPTION EXERCISE. The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.

2.4   STOCK APPRECIATION RIGHTS INDEPENDENT OF NONSTATUTORY STOCK OPTIONS

            (A) GRANT. The Committee may grant Stock Appreciation Rights independent of Nonstatutory Stock Options ("INDEPENDENT SARS").

            (B) GENERAL PROVISIONS. The terms and conditions of each Independent SAR shall be evidenced by an Incentive Agreement. The exercise price per share of Common Stock shall be not less than one hundred percent (100%) of the Fair Market Value of a Share of Common Stock on the date of grant of the Independent SAR. The term of an Independent SAR shall be determined by the Committee.

            (C) EXERCISE. Independent SARs shall be exercisable at such time and subject to such terms and conditions as the Committee shall specify in the Incentive Agreement for the Independent SAR grant.

            (D) SETTLEMENT. Upon exercise of an Independent SAR, the holder shall receive, for each Share specified in the Independent SAR grant, an amount equal to the Spread. The Spread shall be payable in cash, Common Stock, or a combination of both, in the discretion of the Committee or as specified in the Incentive Agreement. The Spread shall be paid within 30 calendar days of the exercise of the Independent SAR. The number of Shares of Common Stock which shall be issuable upon exercise of an Independent SAR shall be determined by dividing (1) by (2), where (1) is the number of Shares as to which the Independent SAR is exercised multiplied by the Spread in such Shares and (2) is the Fair Market Value of a Share on the exercise date.

                                   SECTION 3.

                                RESTRICTED STOCK

3.1   AWARD OF RESTRICTED STOCK

            (A) GRANT. In consideration of the performance of Employment by any Grantee who is an Employee, Consultant or Outside Director, Shares of Restricted Stock may be awarded under the Plan by the Committee with such restrictions during the Restriction Period as the Committee may designate in its discretion, any of which restrictions may differ with respect to each particular Grantee; provided, however, in no event shall the Restriction Period be less than a three (3) consecutive year period unless such Restricted Shares are allocable to the Non-Conforming Pool described in SECTION 1.7(C). Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to or more than the Fair Market Value of the shares of Restricted Stock on the grant date. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Incentive Agreement.

            (B) IMMEDIATE TRANSFER WITHOUT IMMEDIATE DELIVERY OF RESTRICTED STOCK. Unless otherwise specified in the Grantee's Incentive Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee in consideration of the performance of services as an Employee, Consultant or Outside Director, as applicable, entitling such Grantee to all voting and other ownership rights in such Shares.

            As specified in the Incentive Agreement and subject to SECTION 3.1(A) regarding the Restriction Period, a Restricted Stock Award may limit the Grantee's dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a "substantial risk of forfeiture" (within the meaning given to such term under Code Section 83) and restrictions on transfer. In the Incentive Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of Restricted Stock granted to a Covered Employee, if applicable, is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

            Shares awarded pursuant to a grant of Restricted Stock may be issued in the name of the Grantee and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the particular Grantee's Incentive Agreement. The Company or Committee (or their delegates) shall issue to the Grantee a receipt evidencing the certificates held by it which are registered in the name of the Grantee.

3.2   RESTRICTIONS

            (A) FORFEITURE OF RESTRICTED STOCK. Restricted Stock awarded to a Grantee may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a "substantial risk of forfeiture" (as defined in Code Section 83), or a restriction on transferability; (ii) unless otherwise specified by the Committee in the Incentive Agreement, the Restricted Stock that is subject to restrictions which are not satisfied shall be forfeited and all rights of the Grantee to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the particular Grantee's Incentive Agreement.

            (B) ISSUANCE OF CERTIFICATES. Reasonably promptly after the date of grant with respect to Shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Grantee to whom such Shares of Restricted Stock were granted, evidencing such Shares; provided, however, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares. Each such stock certificate shall bear the following legend or any other legend approved by the Company:

            THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS (INCLUDING FORFEITURE AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE BLUE DOLPHIN ENERGY COMPANY 2000 STOCK INCENTIVE PLAN AND AN INCENTIVE AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER OF SUCH SHARES AND BLUE DOLPHIN ENERGY COMPANY. A COPY OF THE PLAN AND INCENTIVE AGREEMENT ARE ON FILE IN THE CORPORATE OFFICES OF BLUE DOLPHIN ENERGY COMPANY.

      Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock until such Shares vest pursuant to the terms of the Incentive Agreement.

            (C) REMOVAL OF RESTRICTIONS. Subject to SECTION 3.1(A) regarding the Restriction Period, the Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is appropriate.

3.3   DELIVERY OF SHARES OF COMMON STOCK

      Subject to withholding taxes under SECTION 7.3 and to the terms of the Incentive Agreement, a stock certificate evidencing the Shares of Restricted Stock with respect to which the restrictions in the Incentive Agreement have been satisfied shall be delivered to the Grantee or other appropriate recipient free of restrictions. Such delivery shall be effected for all purposes when the Company shall have deposited such certificate in the United States mail, addressed to the Grantee or other appropriate recipient.

                                   SECTION 4.

                    PERFORMANCE UNITS AND PERFORMANCE SHARES

4.1   PERFORMANCE BASED AWARDS

            (A) GRANT. The Committee is authorized to grant Performance Units and Performance Shares to selected Grantees who are Employees, Outside Directors or Consultants. Each grant of Performance Units and/or Performance Shares shall be evidenced by an Incentive Agreement in such amounts and upon such terms as shall be determined by the Committee; provided, however, the Performance Period shall not be less than one year unless such Shares are allocable to the Non-Conforming Pool described in
      SECTION 1.7(C). The Committee may make grants of Performance Units or Performance Shares in such a manner that more than one Performance Period is in progress concurrently. For each Performance Period, the Committee shall establish the number of Performance Units or Performance Shares and their contingent values which may vary depending on the degree to which performance criteria established by the Committee are met.

            (B) PERFORMANCE CRITERIA. At the beginning of each Performance Period, the Committee shall (i) establish for such Performance Period specific financial or non-financial performance objectives that the Committee believes are relevant to the Company's business objectives; (ii) determine the value of a Performance Unit or the number of Shares under a Performance Share grant relative to performance objectives; and (iii) notify each Grantee in writing of the established performance objectives and, if applicable, the minimum, target, and maximum value of Performance Units or Performance Shares for such Performance Period.

            (C) MODIFICATION. If the Committee determines, in its discretion exercised in good faith, that the established performance measures or objectives are no longer suitable to the Company's objectives because of a change in the Company's business, operations, corporate structure, capital structure, or other conditions the Committee deems to be appropriate, the Committee may modify the performance measures and objectives to the extent it considers to be necessary; provided, however, the Performance Period shall not be less than one year unless such Shares are allocable to the Non-Conforming Pool described in SECTION 1.7(C). The Committee shall determine whether any such modification would cause the Performance Unit or Performance Share to fail to qualify for the Performance-Based Exception, if applicable.

            (D) PAYMENT. The basis for payment of Performance Units or Performance Shares for a given Performance Period shall be the achievement of those performance objectives determined by the Committee at the beginning of the Performance Period as specified in the Grantee's Incentive Agreement. If minimum performance is not achieved for a Performance Period, no payment shall be made and all contingent rights shall cease. If minimum performance is achieved or exceeded, the value of a Performance Unit or Performance Share may be based on the degree to which actual performance exceeded the preestablished minimum performance standards. The amount of payment shall be determined by multiplying the number of Performance Units or Performance Shares granted at the beginning of the Performance Period times the final Performance Unit or Performance Share value. Payments shall be made, in the discretion of the Committee as specified in the Incentive Agreement, solely in cash or Common Stock, or a combination of cash and Common Stock, following the close of the applicable Performance Period.

            (E) SPECIAL RULE FOR COVERED EMPLOYEES. The Committee may establish performance goals applicable to Performance Units or Performance Shares awarded to Covered Employees in such a manner as shall permit payments with respect thereto to qualify for the Performance-Based Exception, if applicable. If a Performance Unit or Performance Share granted to a Covered Employee is intended to comply with the Performance-Based Exception, the Committee in establishing performance goals shall be guided by Treasury Regulationss. 1.162-27(e)(2) (or its successor).

                                   SECTION 5.

                            OTHER STOCK-BASED AWARDS

5.1   GRANT OF OTHER STOCK-BASED AWARDS

      Other Stock-Based Awards may be awarded by the Committee to selected Grantees that are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, Shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan and the goals of the Company. Other types of Stock-Based Awards include, without limitation, Deferred Stock, purchase rights, Shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the value of securities of or the performance of a specified Subsidiary, division or department, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Parent or Subsidiary. As is the case with other Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to any other Incentive Awards.

5.2   OTHER STOCK-BASED AWARD TERMS

            (A) WRITTEN AGREEMENT. The terms and conditions of each grant of an Other Stock-Based Award shall be evidenced by an Incentive Agreement.

            (B) PURCHASE PRICE. Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services actually rendered (in the case of authorized and unissued shares) or to be rendered, or (ii) in the case of an Other Stock-Based Award in the nature of a purchase right, consideration (other than services rendered or to be rendered) at least equal to 50% of the Fair Market Value of the Shares covered by such grant on the grant date (or such percentage higher than 50% that is required by any applicable tax or securities law); provided, however, in the case of an Other Stock-Based Award described in this clause (ii), if the consideration (other than services rendered or to be rendered) is less than 100% of the Fair Market Value of the Shares covered by such grant on the grant date, the Shares subject to such Other Stock-Based Award shall be allocable to the Non-Conforming Pool described in SECTION 1.7(C).

            (C) PERFORMANCE CRITERIA AND OTHER TERMS. In its discretion, the Committee may specify such criteria, periods or goals for vesting in Other Stock-Based Awards and payment thereof to the Grantee as it shall determine; and the extent to which such criteria, periods or goals have been met shall be determined by the Committee; provided however, in no event shall the Performance Period be less than one year unless such Shares are allocable to the Non-Conforming Pool described in SECTION 1.7(C). All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Incentive Agreement.

            (D) PAYMENT. Other Stock-Based Awards may be paid in Shares of Common Stock or other consideration related to such Shares, in a single payment or in installments on such dates as determined by the Committee, all as specified in the Incentive Agreement.

            (E) DIVIDENDS. The Grantee of an Other Stock-Based Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of Shares covered by the Other Stock-Based Award, as determined by the Committee and set forth in the Incentive Agreement. The Committee may also provide in the Incentive Agreement that such amounts (if any) shall be deemed to have been reinvested in additional Shares of Common Stock.

                                   SECTION 6.

                    PROVISIONS RELATING TO PLAN PARTICIPATION

6.1   PLAN CONDITIONS

            (A) INCENTIVE AGREEMENT. Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee's particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly-situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee's Incentive Award, as well as, for example, provisions to the effect that the Grantee (i) shall not disclose any confidential information acquired during Employment with the Company, (ii) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (iii) shall not interfere with the employment or other service of any employee, (iv) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (v) shall forfeit an

      Incentive Award if terminated for Cause, (vi) shall not be permitted to make an election under Section 83(b) of the Code when applicable, and
      (vii) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, a stockholders' agreement or other agreement restricting the transferability of Shares by Grantee. An Incentive Agreement shall include such terms and conditions, as are determined by the Committee, in its discretion, to be appropriate and consistent with the terms of the Plan, with respect to any individual Grantee. The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer.


            (B) NO RIGHT TO EMPLOYMENT. Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment) in any Grantee or affect the right of the Company to terminate the Employment of any Grantee at any time without regard to the existence of the Plan.


            (C) SECURITIES REQUIREMENTS. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any Shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares of Common Stock pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.

            If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

            THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON RECEIPT BY THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.

6.2   TRANSFERABILITY

      Incentive Awards granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or
(b) pursuant to a qualified domestic relations order (as defined by Section 414(p) of the Code); provided, however, only with respect to Incentive Awards consisting of Nonstatutory Stock Options, the Committee may, in its discretion, authorize all or a portion of the Nonstatutory Stock Options to be granted on terms which permit transfer by the Grantee to (i) the members of the Grantee's Immediate Family, (ii) a trust or trusts for the exclusive benefit of such Immediate Family, (iii) a partnership in which such members of such Immediate Family are the only partners, or (iv) any other entity owned solely by members of the Immediate Family; provided that (A) there may be no consideration for any such transfer, (B) the Incentive Agreement pursuant to which such Nonstatutory Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this SECTION 6.2, and
(C) subsequent transfers of transferred Nonstatutory Stock Options shall be prohibited except in accordance with clauses (a) and (b) (above) of this sentence. Following any permitted transfer, the Nonstatutory Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term "Grantee" shall be deemed to refer to the transferee. The events of termination of employment, as set out in SECTION 6.6 and in the Incentive Agreement, shall continue to be applied with respect to the original Grantee, and the Incentive Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.

      Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Nonstatutory Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise. In addition, the Company and the Committee shall have no obligation to provide any notices to any Grantee or transferee thereof, including, for example, notice of the expiration of an Incentive Award following the original Grantee's termination of employment.

      No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee's enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this SECTION 6.2 shall be void and ineffective. All determinations under this SECTION 6.2 shall be made by the Committee in its discretion.

6.3   RIGHTS AS A STOCKHOLDER

            (A) NO STOCKHOLDER RIGHTS. Except as otherwise provided in SECTION 3.1(B) for grants of Restricted Stock, a Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a stockholder with respect to any Shares of Common Stock until the issuance of a stock certificate for such Shares.

            (B) REPRESENTATION OF OWNERSHIP. In the case of the exercise of an Incentive Award by a person or estate acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such person and may require such consents and releases of taxing authorities as the Committee may deem advisable.

6.4   LISTING AND REGISTRATION OF SHARES OF COMMON STOCK

      The exercise of any Incentive Award granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which Shares of Common Stock are traded. The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive

Award in order to allow the issuance of Shares of Common Stock to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

6.5   CHANGE IN STOCK AND ADJUSTMENTS

            (A) CHANGES IN LAW OR CIRCUMSTANCES. Subject to SECTION 6.7 (which only applies in the event of a Change in Control), in the event of any change in applicable laws or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan, then, if the Committee should determine, in its absolute discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the price per Share for outstanding Incentive Awards. Any adjustment under this paragraph of an outstanding Incentive Stock Option shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the Code unless otherwise agreed to by the Grantee in writing. The Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.

            (B) EXERCISE OF CORPORATE POWERS. The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company's capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

            (C) RECAPITALIZATION OF THE COMPANY. Subject to SECTION 6.7, if while there are Incentive Awards outstanding, the Company shall effect any subdivision or consolidation of Shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefor in money, services or property, then the number of Shares available under the Plan and the number of Incentive Awards which may thereafter be exercised shall
      (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Fair Market Value of the Incentive Awards awarded shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Fair Market Value of the Incentive Awards awarded shall be proportionately increased. The Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Incentive Award to the Grantee shall not be adversely affected by a corporate event described in this subsection (c).

            (D) ISSUE OF COMMON STOCK BY THE COMPANY. Except as hereinabove expressly provided in this SECTION 6.5 and subject to SECTION 6.7, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, in such event, outstanding Shares of Restricted Stock shall be treated the same as outstanding unrestricted Shares of Common Stock.

            (E) ASSUMPTION UNDER THE PLAN OF OUTSTANDING STOCK OPTIONS. Notwithstanding any other provision of the Plan, the Committee, in its discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation. Any such action shall be upon such terms and conditions as the Committee, in its discretion, may deem appropriate, including provisions to preserve the holder's rights under the previously granted and unexercised stock option or other stock-based incentive award, such as, for example, retaining an existing exercise price under an outstanding stock option. Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Incentive Award under the Plan and shall count against the number of Shares reserved for issuance pursuant to SECTION 1.4. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall reduce the Shares available for grants under SECTION 1.4.

            (F) ACQUISITION OF COMPANY BY A SUCCESSOR. Subject to the accelerated vesting and other provisions of SECTION 6.7 that apply in the event of a Change in Control, in the event of a Corporate Event (defined below), each Grantee shall be entitled to receive, in lieu of the number of Shares subject to Incentive Awards, such shares of capital stock or other securities or property as may be issuable or payable with respect to or in exchange for the number of Shares which Grantee would have received had he exercised the Incentive Award immediately prior to such Corporate Event, together with any adjustments (including, without limitation, adjustments to the Option Price and the number of Shares issuable on exercise of outstanding Stock Options). For this purpose, Shares of Restricted Stock shall be treated the same as unrestricted outstanding Shares of Common Stock. A "Corporate Event" means any of the following:
      (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, or (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof). The Committee shall take whatever other action it deems appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.

            Notwithstanding the previous paragraph of this SECTION 6.5(F) but subject to the accelerated vesting and other provisions of SECTION 6.7 that apply in the event of a Change in Control, the Committee, in its discretion, if it determines that such action is in the best interests of the Company, shall have the right and power to:

                (i) cancel, effective immediately prior to the occurrence of the
            Corporate Event, each outstanding Incentive Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Grantee an amount in cash equal to the excess of (A) the value, as determined by the Committee, of the property (including cash) received by the holders of Common Stock as a result of such Corporate Event over (B) the exercise price of such Incentive Award, if any; provided, however, this subsection (i) shall be inapplicable to an Incentive Award granted within six (6) months before the occurrence of the Corporate Event but only if the Grantee is an Insider and such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the Insider under Section 16 (b) of the Exchange Act), and, in that event, the provisions hereof shall be applicable to such Incentive Award after the expiration of six (6) months from the date of grant; or

                (ii) provide for the exchange of each Incentive Award
            outstanding immediately prior to such Corporate Event (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Incentive Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Committee, in its discretion, in the exercise price of the Incentive Award, if any, or in the number of Shares or amount of property (including cash) subject to the Incentive Award.

      The Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this SUBSECTION (F).

6.6   TERMINATION OF EMPLOYMENT, DEATH OR DISABILITY

            (A) TERMINATION OF EMPLOYMENT. Unless otherwise expressly provided in the Grantee's Incentive Agreement, if the Grantee's Employment is terminated for any reason other than due to his death or Disability or for Cause, any non-vested portion of any Stock Option or other applicable Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur after his termination date. In such event, except as otherwise expressly provided in his Incentive Agreement, the Grantee shall be entitled to exercise his rights only with respect to the portion of the Incentive Award that was vested as of the termination date for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement or (ii) the three
      (3) month anniversary of his termination date.

            (B) TERMINATION OF EMPLOYMENT FOR CAUSE. Unless otherwise expressly provided in the Grantee's Incentive Agreement, in the event of the termination of a Grantee's Employment for Cause, all vested and non-vested Stock Options and other Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m. (CST) on the date of such termination of Employment.

            (C) DISABILITY OR DEATH. Unless otherwise expressly provided in the Grantee's Incentive Agreement, upon termination of Employment as a result of the Grantee's Disability or death:

                (i) any nonvested portion of any outstanding Option or other applicable Incentive Award shall immediately terminate upon termination of Employment and no further vesting shall occur; and

                (ii) any vested Incentive Award shall expire on the earlier of either (A) the expiration date set forth in the Incentive Agreement or (B) the one year anniversary date of the Grantee's termination of Employment date.

            In the case of any vested Incentive Stock Option held by an Employee following termination of Employment, notwithstanding the definition of "Disability" in SECTION 1, whether the Employee has incurred a "Disability" for purposes of determining the length of the Option exercise period following termination of Employment under this subsection (c) shall be determined by reference to Section 22(e)(3) of the Code to the extent required by Section 422(c)(6) of the Code. The Committee shall determine whether a Disability for purposes of this subsection (c) has occurred.

            (D) CONTINUATION. Subject to the conditions and limitations of the Plan and applicable law and regulation in the event that a Grantee ceases to be an Employee, Outside Director or Consultant, as applicable, for whatever reason, the Committee and Grantee may mutually agree with respect to any outstanding Option or other Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award, (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award, or (iii) to any other change in the terms and conditions of the Incentive Award; provided, however, in each such event, any modification of an outstanding Incentive Award shall be subject to applicable terms of the Plan regarding the minimum Restriction Period of SECTION 3.1(A) and the minimum Performance Period of SECTION 4.1(A). Moreover, any reduction in the exercise price of a Stock Option shall be subject to SECTION 1.7(C). In the event of any such change to an outstanding Incentive Award, a written amendment to the Grantee's Incentive Agreement shall be required.

6.7   CHANGE IN CONTROL

      Notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined below), the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the Grantee's Incentive Agreement:

            (a) all of the Stock Options and Stock Appreciation Rights then outstanding shall become 100% vested and immediately and fully exercisable;

            (b) all of the restrictions and conditions of any Restricted Stock and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired, and thus each such Incentive Award shall become free of all restrictions and fully vested; and

            (c) all of the Performance Shares, Performance Units and any Other Stock-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.

      Notwithstanding any other provision of this Plan, unless otherwise expressly provided in the Grantee's Incentive Agreement, the provisions of this
SECTION 6.7 may not be terminated, amended, or modified to adversely affect any Incentive Award theretofore granted under the Plan without the prior written consent of the Grantee with respect to his outstanding Incentive Award.

      For all purposes of this Plan, a "CHANGE IN CONTROL" of the Company means the occurrence of any one or more of the following events:

            (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "PERSON")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (i) the then outstanding shares of common stock of the Company (the "OUTSTANDING COMPANY STOCK") or
      (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "OUTSTANDING COMPANY VOTING Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company or any Subsidiary, (ii) any acquisition by the Company or any Subsidiary or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (iii) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar business combination involving the Company (a "MERGER"), if, following such Merger, the conditions described in clauses (i) and (ii) SECTION 6.7(C) (below) are satisfied;

            (b) Individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

            (c) Approval by the shareholders of the Company of a Merger, unless immediately following such Merger, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to Merger beneficially own, directly or indirectly, more than 50% of the common stock of the corporation resulting from such Merger in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to such Merger and (ii) at least a majority of the members of the board of directors of the corporation resulting from such Merger were members of the Incumbent Board at the time of the execution of the initial agreement providing for such Merger;

            (d) The sale or other disposition of all or substantially all of the assets of the Company, unless immediately following such sale or other disposition, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to the consummation of such sale or other disposition beneficially own, directly or indirectly, more than 50% of the common stock of the corporation acquiring such assets in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to the consummation of such sale or disposition, AND (ii) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company; or

            (e) Any other event that a majority of the Board, in its sole discretion, determines to constitute a Change in Control hereunder.

6.8   FINANCING

      The Company may extend and maintain, or arrange for and guarantee, the extension and maintenance of financing to any Grantee to purchase Shares pursuant to exercise of an Incentive Award upon such terms as are approved by the Committee in its discretion.

                                   SECTION 7.

                                     GENERAL

7.1   EFFECTIVE DATE AND GRANT PERIOD

      This Plan is adopted by the Board effective as of April 14, 2000 (the "EFFECTIVE DATE") subject to the approval of the stockholders of the Company within one year from the Effective Date. Incentive Awards may be granted under the Plan at any time prior to receipt of such stockholder approval; provided, however, if the requisite stockholder approval is not obtained then any Incentive Awards granted hereunder shall automatically become null and void and of no force or effect. Unless sooner terminated by the Board, no Incentive Award shall be granted under the Plan after ten (10) years from the Effective Date.

7.2   FUNDING AND LIABILITY OF COMPANY

      No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company, the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

7.3   WITHHOLDING TAXES

            (A) TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Incentive Award hereunder.

            (B) SHARE WITHHOLDING. With respect to tax withholding required upon the exercise of Stock Options or upon any other taxable event arising as a result of any Incentive Award, the Grantee may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate. Upon the lapse of restrictions on Restricted Stock, the Committee, in its discretion, may elect to satisfy the tax withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction.

            (C) INCENTIVE STOCK OPTIONS. With respect to Shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such Shares within (i) two years from the date of grant of such Option or (ii) one year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy federal, state and local tax withholding requirements attributable to such disqualifying disposition.

            (D) LOANS. The Committee may provide for loans, on either a short term or demand basis, from the Company to a Grantee who is an Employee or Consultant to permit the payment of taxes required by law.

7.4   NO GUARANTEE OF TAX CONSEQUENCES

      Neither the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

7.5   DESIGNATION OF BENEFICIARY BY PARTICIPANT

      Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee during the Grantee's lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee's death shall be paid to the Grantee's estate.

7.6   DEFERRALS

      The Committee may permit a Grantee to defer such Grantee's receipt of the payment of cash or the delivery of Shares that would, otherwise be due to such Grantee by virtue of the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units, Performance Shares or Other Stock-Based Awards. If any such deferral election is permitted, the Committee shall, in its discretion, establish rules and procedures for such payment deferrals to the extent required for tax deferral under the Code.

7.7   AMENDMENT AND TERMINATION

      The Board shall have complete power and authority to terminate or amend the Plan at any time; provided, however, the Board shall not, without the approval of the stockholders of the Company within the time period required by applicable law, (a) except as provided in SECTION 6.5, increase the maximum number of Shares which may be issued under the Plan pursuant to SECTION 1.4, (b) amend the requirements of the Plan, if any, regarding the class of Employees eligible to purchase Common Stock under the Plan, (c) extend the term of the Plan, or, if the Company is a Publicly Held Corporation (i) increase the maximum limits on Incentive Awards to Covered Employees as set for compliance with the Performance-Based Exception, or (ii) decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act.

      No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Grantee under the Plan, without the written consent of such Grantee or other designated holder of such Incentive Award.

      In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Company's Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require stockholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company's stockholders.

7.8   REQUIREMENTS OF LAW

      The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law, if applicable. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

7.9   RULE 16B-3 SECURITIES LAW COMPLIANCE FOR INSIDERS

      With respect to Insiders to the extent applicable, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention, and to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.

7.10  COMPLIANCE WITH CODE SECTION 162(M) FOR PUBLICLY HELD CORPORATION

      While the Company is a Publicly Held Corporation, unless otherwise determined by the Committee with respect to any particular Incentive Award, it is intended that the Plan shall comply fully with the applicable requirements so that any Incentive Awards subject to Section 162(m) that are granted to Covered Employees shall qualify for the Performance-Based Exception, except for grants of Nonstatutory Stock Options with an Option Price set at less than the Fair Market Value of a Share on the date of grant. If any provision of the Plan or an Incentive Agreement would disqualify the Plan or would not otherwise permit the Plan or Incentive Award to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed to be amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee; provided, however, no such construction or amendment shall have an adverse effect on the prior grant of an Incentive Award or the economic value to a Grantee of any outstanding Incentive Award.

7.11  SUCCESSORS TO COMPANY

      All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

7.12  MISCELLANEOUS PROVISIONS

            (a) No Employee, Consultant, Outside Director, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee, Consultant, or Outside Director any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.

            (b) The expenses of the Plan shall be borne by the Company.

            (c) By accepting any Incentive Award, each Grantee and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.

7.13  SEVERABILITY

      In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.

7.14  GENDER, TENSE AND HEADINGS

      Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.

7.15  GOVERNING LAW

      The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Texas without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

      IN WITNESS WHEREOF, the Company has caused this Plan to be duly executed in its name and on its behalf by its duly authorized officer.

                                    BLUE DOLPHIN ENERGY COMPANY



                                    By: _____________________________
                                    Name: ___________________________
                                    Title: __________________________

   THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1 AND PROPOSAL 2.

   The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said Proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

                                               DATED:
                                                     ---------------------------


                                                     ---------------------------
                                                              Signature

                                                     ---------------------------
                                                     (Signature if held jointly)

                                          Please date the proxy and sign your
                                          name exactly as it appears hereon.
                                          Where there is more than one owner,
                                          each should sign. When signing as an
                                          attorney, administrator, executor,
                                          guardian or trustee, please add your
                                          title as such. If executed by a
                                          corporation, the proxy should be
                                          signed by a duly authorized officer.
                                          Please sign the proxy and return it
                                          promptly whether or not you expect to
                                          attend the meeting. You may
                                          nevertheless vote in person if you do
                                          attend.

                                      PROXY
                           BLUE DOLPHIN ENERGY COMPANY

   The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Blue Dolphin Energy Company (the "Company") to be held on May 18, 2000, at 10:00 AM., central daylight time, at the Company's principal executive offices, 801 Travis, Suite 2100, Houston, Texas and the Proxy Statement in connection therewith, and (b) appoints Michael J. Jacobson and G. Brian Lloyd, and each of them, his proxies with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at said meeting or at any adjournment thereof, and the undersigned directs that his proxy be voted as follows:

PROPOSAL 1.                         With-    For All    PLEASE CHECK BOX
The Election of Directors    For    hold     Except     IF YOU PLAN TO
                             [ ]     [ ]     [ ]        ATTEND THE MEETING  [ ]

     IVAR SIEM, HARRIS A. KAFFIE, DANIEL B. PORTER, AND MICHAEL S. CHADWICK

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


PROPOSAL 2.                                      For    Withhold    Against
Approval of the 2000 Stock Incentive Plan.       [ ]       [ ]        [ ]


PROPOSAL 3.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

   Whether or not you plan to attend the Annual Meeting and regardless of the number of shares you own, please date, sign and return this proxy card in the enclosed envelope (which requires no postage if mailed in the United States).